                                                                    EXHIBIT 99.5

CASE NAME:       KEVCO COMPONENTS, INC.                            ACCRUAL BASIS

CASE NUMBER:     401-40790-BJH-11

JUDGE:           BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: JANUARY 31, 2002
                                       ----------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                      TREASURER
---------------------------------------           ------------------------------
Original Signature of Responsible Party                       Title

WILFORD W. SIMPSON                                        MARCH 7, 2002
---------------------------------------           ------------------------------
Printed Name of Responsible Party                             Date


PREPARER:

/s/ DENNIS S. FAULKNER                                ACCOUNTANT FOR DEBTOR
---------------------------------------           ------------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                        MARCH 7, 2002
---------------------------------------           ------------------------------
Printed Name of Preparer                                      Date

CASE NAME:         KEVCO COMPONENTS, INC.                      ACCRUAL BASIS - 1

CASE NUMBER:       401-40790-BJH-11

COMPARATIVE BALANCE SHEET

                                                                   SCHEDULED           MONTH
ASSETS                                                              AMOUNT             JAN-02           MONTH       MONTH
------                                                            -----------         ----------        -----       -----
1.  Unrestricted Cash                                                     134                  0
2.  Restricted Cash
3.  Total Cash                                                            134                  0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                                     0                  0
9.  Total Current Assets                                                  134                  0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                                         0                  0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)0                       0                  0
15. Other (Attach List)                                            27,217,768         27,217,768
16. Total Assets                                                   27,217,902         27,217,768

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                                        0
23. Total Post Petition Liabilities                                                            0

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                        75,885,064         13,509,318
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                           157,389,954        157,391,764
28. Total Pre Petition Liabilities                                233,275,018        170,901,082
29. Total Liabilities                                             233,275,018        170,901,082

EQUITY

30. Pre Petition Owners' Equity                                                     (206,057,116)
31. Post Petition Cumulative Profit Or (Loss)                                             21,221
32. Direct Charges To Equity (Attach Explanation) (Footnote)                          62,352,581
33. Total Equity                                                                    (143,683,314)
34. Total Liabilities and Equity                                                      27,217,768


This form  x  does     does not have related footnotes on Footnotes Supplement.
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CASE NAME:         KEVCO COMPONENTS, INC.                        SUPPLEMENT TO

CASE NUMBER:       401-40790-BJH-11                            ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                   SCHEDULED             MONTH
ASSETS                                              AMOUNT              JAN-02         MONTH        MONTH
------                                            ----------          ---------        -----        -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                0                   0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                     0                   0

A.  Investment In Subsidiaries                     27,217,768          27,217,768
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                      27,217,768          27,217,768

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                      0

PRE PETITION LIABILITIES

A.  Intercompany Payables (FOOTNOTE)               28,889,954          28,891,764
B.  10 3/8 % Senior Sub. Notes                    105,000,000         105,000,000
C.  Sr. Sub. Exchangeable Notes                    23,500,000          23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                            157,389,954         157,391,764

CASE NAME:        KEVCO COMPONENTS, INC.                       ACCRUAL BASIS - 2

CASE NUMBER:      401-40790-BJH-11


INCOME STATEMENT
                                                   MONTH                                   QUARTER
REVENUES                                           JAN-02          MONTH       MONTH        TOTAL
--------                                           ------          -----       -----       -------
1.  Gross Revenues                                                                             0
2.  Less: Returns & Discounts                                                                  0
3.  Net Revenue                                        0                                       0

COST OF GOODS SOLD

4.  Material                                                                                   0
5.  Direct Labor                                                                               0
6.  Direct Overhead                                                                            0
7.  Total Cost Of Goods Sold                           0                                       0
8.  Gross Profit                                       0                                       0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                             0
10. Selling & Marketing                                                                        0
11. General & Administrative                                                                   0
12. Rent & Lease                                                                               0
13. Other (Attach List)                                0                                       0
14. Total Operating Expenses                           0                                       0
15. Income Before Non-Operating
    Income & Expense                                   0                                       0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                                                            0
17. Non-Operating Expense (Att List)                                                           0
18. Interest Expense                                                                           0
19. Depreciation / Depletion                                                                   0
20. Amortization                                                                               0
21. Other (Attach List)                                                                        0
22. Net Other Income & Expenses                        0                                       0

REORGANIZATION EXPENSES

23. Professional Fees                                                                          0
24. U.S. Trustee Fees                                                                          0
25. Other (Attach List)                                                                        0
26. Total Reorganization Expenses                      0                                       0
27. Income Tax                                                                                 0
28. Net Profit (Loss)                                  0                                       0

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CASE NAME:       KEVCO COMPONENTS, INC.                        ACCRUAL BASIS - 3

CASE NUMBER:     401-40790-BJH-11


CASH RECEIPTS AND                            MONTH                                      QUARTER
DISBURSEMENTS                                JAN-02          MONTH          MONTH        TOTAL
-------------                                ------          -----          -----       -------
1.  Cash - Beginning Of Month                   0                                           0

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                  0                                           0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition                                                                            0
4.  Post Petition                                                                           0
5.  Total Operating Receipts                    0                                           0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)                                                          0
7.  Sale of Assets                                                                          0
8.  Other (Attach List)                                                                     0
9.  Total Non-Operating Receipts                0                                           0
10. Total Receipts                              0                                           0
11. Total Cash Available                        0                                           0

OPERATING DISBURSEMENTS

12. Net Payroll                                                                             0
13. Payroll Taxes Paid                                                                      0
14. Sales, Use & Other Taxes Paid                                                           0
15. Secured / Rental / Leases                                                               0
16. Utilities                                                                               0
17. Insurance                                                                               0
18. Inventory Purchases                                                                     0
19. Vehicle Expenses                                                                        0
20. Travel                                                                                  0
21. Entertainment                                                                           0
22. Repairs & Maintenance                                                                   0
23. Supplies                                                                                0
24. Advertising                                                                             0
25. Other (Attach List)                                                                     0
26. Total Operating Disbursements               0                                           0

REORGANIZATION DISBURSEMENTS

27. Professional Fees                                                                       0
28. U.S. Trustee Fees                                                                       0
29. Other (Attach List)                                                                     0
30. Total Reorganization Expenses               0                                           0
31. Total Disbursements                         0                                           0
32. Net Cash Flow                               0                                           0
33. Cash - End of Month                         0                                           0

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CASE NAME:        KEVCO COMPONENTS, INC.                       ACCRUAL BASIS - 4

CASE NUMBER:      401-40790-BJH-11

                                         SCHEDULED         MONTH          MONTH         MONTH
ACCOUNTS RECEIVABLE AGING                  AMOUNT          JAN-02        JAN-00         JAN-00
-------------------------                ---------         ------        ------         ------
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                0               0              0              0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                0               0              0              0

AGING OF POST PETITION                                        MONTH:  January-02
TAXES AND PAYABLES                                                  ------------

                              0 - 30     31 - 60      61 - 90       91 +
TAXES PAYABLE                  DAYS       DAYS          DAYS        DAYS     TOTAL
-------------                 ------     -------      -------       ----     -----
1.  Federal                                                                    0
2.  State                                                                      0
3.  Local                                                                      0
4.  Other (Attach List)                                                        0
5.  Total Taxes Payable         0           0            0           0         0
6.  Accounts Payable            0           0            0           0         0

                                                              MONTH:  January-02
                                                                    ------------

STATUS OF POST PETITION TAXES

                           BEGINNING TAX      AMOUNT WITHHELD                           ENDING TAX
FEDERAL                     LIABILITY*         AND/OR ACCRUED      (AMOUNT PAID)        LIABILITY
-------                    -------------      ---------------      -------------        ----------
1.  Withholding **                                                                           0
2.  FICA - Employee **                                                                       0
3.  FICA - Employer **                                                                       0
4.  Unemployment                                                                             0
5.  Income                                                                                   0
6.  Other (Attach List)                                                                      0
7.  Total Federal Taxes         0                    0                   0                   0

STATE AND LOCAL

8.  Withholding                                                                              0
9.  Sales                                                                                    0
10. Excise                                                                                   0
11. Unemployment                                                                             0
12. Real Property                                                                            0
13. Personal Property                                                                        0
14. Other (Attach List)                                                                      0
15. Total State And Local       0                    0                   0                   0
16. Total Taxes                 0                    0                   0                   0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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CASE NAME:        KEVCO COMPONENTS, INC.                       ACCRUAL BASIS - 5

CASE NUMBER:      401-40790-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                             MONTH:   January-02
                                                                   -------------

BANK RECONCILIATIONS                          Account # 1          Account # 2
--------------------                          -----------          -----------
A.  BANK:                                                                             Other Accounts
B.  ACCOUNT NUMBER:                                                                   (Attach Sheet)         TOTAL
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement
2.  Add: Total Deposits Not Credited
3.  Subtract: Outstanding Checks
4.  Other Reconciling Items
5.  Month End Balance Per Books                                                              0                 0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

                                     DATE OF          TYPE OF
BANK, ACCOUNT NAME & NUMBER          PURCHASE        INSTRUMENT      PURCHASE PRICE     CURRENT VALUE
---------------------------          --------        ----------      --------------     -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                      0                   0

CASH

12. Currency On Hand                                                                           0
13. Total Cash - End of Month                                                                  0

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CASE NAME:          KEVCO COMPONENTS, INC.                     ACCRUAL BASIS - 6

CASE NUMBER:        401-40790-BJH-11                          MONTH:  January-02
                                                                    ------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                         TYPE OF       AMOUNT      TOTAL PAID
                 NAME                    PAYMENT        PAID        TO DATE
                 ----                    -------       ------      ----------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Insiders                          0            0

                                 PROFESSIONALS

                                         DATE OF
                                       COURT ORDER                                              TOTAL
                                       AUTHORIZING        AMOUNT       AMOUNT    TOTAL PAID    INCURRED
                 NAME                    PAYMENT         APPROVED       PAID       TO DATE     & UNPAID*
                 ----                  -----------       --------      ------    ----------    ---------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Professionals                       0             0          0            0

    * Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                SCHEDULED    AMOUNTS      TOTAL
                                 MONTHLY      PAID        UNPAID
                                PAYMENTS     DURING        POST
      NAME OF CREDITOR             DUE        MONTH      PETITION
      ----------------          ---------    -------    ----------
1.    Bank of America              0            0       13,509,318
2.
3.
4.
5.    (Attach List)
6.    TOTAL                        0            0       13,509,318

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CASE NAME:          KEVCO COMPONENTS, INC.                     ACCRUAL BASIS - 7

CASE NUMBER:        401-40790-BJH-11                          MONTH:  January-02
                                                                    ------------
QUESTIONNAIRE

                                                                                                  YES      NO
                                                                                                  ---      --
1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                                       X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                                   X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                                                      X

4.   Have any payments been made on Pre Petition Liabilities this reporting period?                        X

5.   Have any Post Petition Loans been received by the debtor from any party?                              X

6.   Are any Post Petition Payroll Taxes past due?                                                         X

7.   Are any Post Petition State or Federal Income Taxes past due?                                         X

8.   Are any Post Petition Real Estate Taxes past due?                                                     X

9.   Are any other Post Petition Taxes past due?                                                           X

10.  Are any amounts owed to Post Petition creditors delinquent?                                           X

11.  Have any Pre Petition Taxes been paid during the reporting period?                                    X

12.  Are any wage payments past due?                                                                       X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                                  YES      NO
                                                                                                  ---      --
1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                                         X

2.   Are all premium payments paid current?                                                       X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no employees and no operations.

                              INSTALLMENT PAYMENTS

 TYPE OF POLICY          CARRIER          PERIOD COVERED          PAYMENT AMOUNT & FREQUENCY
 --------------          -------       --------------------       --------------------------
General Liability     Liberty Mutual      9/1/00-3/1/02             Semi-Annual $64,657

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CASE NAME:       KEVCO COMPONENTS, INC.                     FOOTNOTES SUPPLEMENT

CASE NUMBER:     401-40790-BJH-11                               ACCRUAL BASIS

                                                             MONTH:   January-02
                                                                   -------------

ACCRUAL BASIS FORM NUMBER       LINE NUMBER                                  FOOTNOTE / EXPLANATION
-------------------------       -----------                                  ----------------------
           1                        24          The direct charges to equity are due to the secured debt reductions pursuant to
           1                        32          sales of Kevco Manufacturing L.P.'s operating divisions,  the sale of the South
                                                Region of Kevco Distribution LP, as well as direct cash payments. The secured debt owed to Bank of America by Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (See Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

           1                        27A         Intercompany payables are to co-debtors Kevco Management Co. (Case No.
                                                401-40788-BJH-11), Kevco Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                                                Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                                                401-40785-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11), Kevco GP, Inc. (Case
                                                No. 401-40786-BJH-11), and DCM Delaware, Inc. (Case No. 401-40787-BJH-11).